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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 Date of Report
                       (Date of earliest event reported)

                                 March 25, 1998


                            NETWORKS ASSOCIATES, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)

           0-20558                                 77-0316593
     (Commission File No.)             (IRS Employer Identification Number)





                               2805 Bowers Avenue
                          Santa Clara, California 95051
                    (Address of Principal Executive Offices)



                                 (408) 988-3832
              (Registrant's Telephone Number, Including Area Code)



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Item 5. Other Events

        Networks Associates, Inc. ("Network Associates") agreed in early March 1998 to acquire Magic Solutions International, Inc. a Delaware corporation ("Magic Solutions"), a privately held provider of internal help desk and asset management solutions. In the acquisition, a wholly owned subsidiary of Network Associates will merge with and into Magic Solutions; Magic Solutions will become a wholly owned subsidiary of Network Associates; and the existing Magic Solutions stockholders and option holders will receive approximately $110,000,000 in cash. The acquisition, which is expected to close early in the second quarter of 1998, is subject to customary conditions to closing including Magic Solutions stockholder approval.







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Item 7. Financial Statements and Exhibits

        (a) Exhibits

                2.1     Press Release dated March 24, 1998.

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                                    SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     NETWORKS ASSOCIATES, INC.


Dated:  March 25, 1998               By:  /s/ Prabhat K. Goyal
                                          ----------------------------------
                                          Prabhat K. Goyal
                                          Chief Financial Officer


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                            NETWORKS ASSOCIATES, INC.


                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS




Exhibit No.         Description
-----------         -----------

2.1                 Press Release dated March 24, 1998.


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